Exhibit 10.1

EXECUTION COPY

WAIVER AND AMENDMENT NO. 4
TO THE CREDIT AGREEMENT

Dated as of April 1, 2011

WAIVER AND AMENDMENT NO. 4 TO THE CREDIT AGREEMENT (this “Amendment”) among GEOKINETICS HOLDINGS USA, INC., a Delaware corporation (the “Borrower”), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the “Lenders”) and ROYAL BANK OF CANADA, as agent (the “Agent”) for the Lenders.

PRELIMINARY STATEMENTS:

(1)                                  The Borrower, the Lenders and the Agent have entered into a Credit Agreement dated as of February 12, 2010 (as amended by Amendment No. 1 to the Credit Agreement dated as of June 30, 2010, Waiver and Amendment No. 2 to the Credit Agreement dated as of October 1, 2010 and Waiver and Amendment No. 3 to the Credit Agreement dated as of December 13, 2010 and as otherwise amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”).  Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2)                                  The Borrower has requested a waiver, solely for the period commencing on the date of this Amendment through April 15, 2011 (the “Waiver Termination Date”), of any Default or Event of Default resulting from the failure by the Loan Parties to comply with the requirements of Section 6.01(a) of the Credit Agreement for the fiscal year ended December 31, 2010 and to deliver the related certificates and information required under Section 6.01(d), 6.01(f), 6.02(a) and 6.02(d) (the “Specified Defaults”).

(3)                                  The Required Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower and the Borrower and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

SECTION 1.                            Waiver.  (a)  In reliance upon the representations, warranties and covenants of Borrower and the other Loan Parties contained in this Amendment, and subject to the terms and conditions of this Amendment, the Lenders hereby waive, solely for the period commencing on the date of this Amendment through the Waiver Termination Date, the Specified Defaults.

(b)                                 On the Waiver Termination Date, without any further action by the Agent and the Lenders, all of the terms and provisions set forth in the Loan Documents with respect to Defaults thereunder that are waived hereunder and not cured prior to the Waiver Termination Date shall have the same force and effect as if this Amendment had not been entered into by the parties hereto, and the Agent and the Lenders shall have all of the rights and remedies afforded to them under the Loan Documents with respect to any such Defaults as though no waiver had been granted by them hereunder.

Each Lender reserves the right, in its discretion, to exercise any or all of its rights and remedies under the Credit Agreement and the other Loan Documents as a result of any Event of Default which may be continuing on the date hereof or any Event of Default which may occur after the date hereof (other than the Specified Defaults), and each Lender has not waived any such Event of Default (other than the Specified Defaults), rights or remedies, and nothing in this Amendment, and no delay on its part in exercising any such rights or remedies, should be construed as a waiver of any such Events of Default (other than the Specified Defaults), rights or remedies.

SECTION 2.                            Amendments to Credit Agreement.  The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:

(a)                                  Section 1.01 is amended by adding the following new definition thereto in the proper alphabetical order:

“Amendment No. 4 Effective Date” means the date of effectiveness of the Waiver and Amendment No. 4 to the Credit Agreement, dated as of April 1, 2011.

(b)                                 The definition of Maturity Date is amended and restated in full to read as follows:  ““Maturity Date” shall mean April 15, 2012.”

(c)                                  Section 7.13 and Section 7.18 of the Credit Agreement are each amended and restated in full as set forth in Exhibit A to this Amendment.

(d)                                 Article 6 is amended by adding thereto a new Section 6.22, to read as follows:

“Section 6.22 Progression Plan. Within 30 days following the Amendment No. 4 Effective Date, the Borrower shall prepare a progression plan to address material weaknesses and plans to report and monitor project economics, with delivery to the Administrative Agent and the Lenders of progress reports in respect thereof at the end of each succeeding calendar month, in each case in form reasonably satisfactory to the Administrative Agent.”

SECTION 3.                            Conditions of Effectiveness.  This Amendment shall become effective as of the date first above written (the “Effective Date”) when, and only when, each of the following conditions shall have been satisfied:

(a)                                  The Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment and the consent attached hereto (the “Consent”) executed by each Guarantor and Grantor.

(b)                                 A certificate signed by a duly authorized officer of the Borrower stating that:

(i)                                     each of the representations and warranties contained in Article V of the Credit Agreement and each other Loan Document is true and correct in all material respects on and as of the date hereof, as if made on and as of such date, except to the extent that such representations and warranties relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references in the Credit Agreement to “this Agreement” and references in each other Loan Document to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby; and

(ii)                                  no event has occurred and is continuing that constitutes a Default (other than the Specified Defaults).

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(c)                                  The Borrower shall have paid to the Agent, for the account of each Lender executing this Amendment within the time period required by the Agent, in accordance with its Pro Rata Share, a nonrefundable fee equal to 1.00% in respect of such Lender’s Pro Rata Share of the Maximum Availability as in effect on the date hereof.

(d)                                 The Borrower shall have paid all accrued fees and expenses of the Agent and the Lenders (including all reasonable fees and out-of-pocket costs and expenses of legal counsel and advisors to the Agent) for which invoices in reasonable detail have been provided to Borrower

SECTION 4.                            Reference to and Effect on the Loan Documents.  (a)  On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)                                 The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)                                  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d)                                 This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 5.                            Fees, Costs and Expenses

(a)                                  Ticking Fee.  The Borrower shall pay, to each Lender executing this Amendment within the time period required by the Agent, in accordance with its Pro Rata Share, a nonrefundable fee (the “Ticking Fee”) of 1.00% per Quarter (calculated on the basis of the actual number of days elapsed in a year of 360 days) based on such Lender’s Pro Rata Share of the Maximum Availability, such fee to accrue from and after the Effective Date through the date such Lender no longer has a Pro Rata Share of the Maximum Availability and to be payable in arrears on each of the dates specified in clause (a) of the definition of Interest Payment Date.

(b)                                 Costs and Expenses.  The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 11.04 of the Credit Agreement.

SECTION 6.                            Release.  In further consideration of the execution of this Amendment by Administrative Agent and Lenders, each Loan Party, individually and on behalf of its successors (including, without limitation, any trustees acting on behalf of such Loan Party and any debtor-in-possession with respect to such Loan Party), assigns, subsidiaries and Affiliates, hereby forever releases each Agent, each Lender and their respective successors, assigns, participants, parents, subsidiaries, Affiliates, officers, employees. directors, agents and attorneys (collectively, the “Releasees”) from any and all debts, claims, demands, liabilities, responsibilities, disputes, causes, damages, actions and causes of actions (whether at law or in equity) and obligations of every nature whatsoever, whether liquidated or

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unliquidated, whether known or unknown, whether matured or unmatured, whether fixed or contingent that such Loan Party has or may have against the Releasees, or any of them (collectively, the “Claims”), which arise from or relate to any actions which the Releasees, or any of them, may have taken or omitted to take in connection with the Credit Agreement or the other Loan Documents prior to the Effective Date (including, without limitation, with respect to the Obligations, any Collateral, the Credit Agreement, any other Loan Document and any third parties liable in whole or in part for the Obligations).  This provision shall survive and continue in full force and effect whether or not each Loan Party shall satisfy all other provisions of this Agreement, the Credit Agreement or the other Loan Documents.  Notwithstanding anything in this Agreement, the Claims shall not include any obligations of the Releasees under the Credit Agreement, as amended hereby, the Loan Documents, as amended hereby, or this Agreement.

SECTION 7.                            Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic email of a .pdf copy shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8.                            Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Remainder of Page Intentionally Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GEOKINETICS HOLDINGS USA, INC.,
as Borrower

By	/s/ Gary L. Pittman
Name: Gary L. Pittman
Title: Executive Vice President & CFO

ROYAL BANK OF CANADA,
as Agent

By	/s/ Ann Hurley
Name: Ann Hurley
Title: Manager, Agency

ROYAL BANK OF CANADA,
as Lender

By	/s/ Leslie P. Vowell
Name: Leslie P. Vowell
Title: Attorney-in-Fact

PNC Bank, N.A.,
as Lender

By	/s/ Anita Inkollu
Name: Anita Inkollu
Title: Vice President

Capital One N.A.,
as Lender

By	/s/ Frank Crifasi
Name: Frank Crifasi
Title: Vice President

SFS, Inc.,
as Lender

By	/s/ Uri Sky
Name: Uri Sky
Title: VP Credit

CONSENT

Dated as of April 1, 2011

The undersigned,                                                   , a                                corporation, as Guarantor under the Guaranty dated February 12, 2010 (the “Guaranty”) in favor of the Agent and the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guaranty to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment.

[NAME OF GUARANTOR]

By
Name:
Title:

CONSENT

Dated as of  April  1, 2011

The undersigned,                                                   , a                                corporation, as Grantor under the Pledge and Security Agreement dated February 12, 2010 (the “Pledge and Security Agreement”) in favor of the Agent and the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Pledge and Security Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Pledge and Security Agreement to the “Senior Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment.

[NAME OF GRANTOR]

By
Name:
Title:

EXHIBIT A

Section 7.13  Total Leverage Ratio.  Permit the Total Leverage Ratio for any Test Period ending on the last day of a fiscal month set forth below to be greater than the ratio set forth opposite such Test Period below:

For the Fiscal Month Ending	Total Leverage Ratio
January 31, 2011	7.00:1.00

February 28, 2011	6.25:1.00

March 31, 2011	7.00::1.00

April 30, 2011	6.00:1.00

May 31, 2011	5.00:1.00

June 30, 2011	4.25:1.00

July 31, 2011 and thereafter	3.50:1.00

Section 7.18  Consolidated Adjusted EBITDA.  Permit the Consolidated Adjusted EBITDA for the Parent and its Subsidiaries for each period set forth below to be less than the amount set forth opposite such period below.

For the Period	Amount (in thousands)

On and from October 1, 2010 until and including January 31, 2011	$40,000

On and from October 1, 2010 until and including February 28, 2011	$46,000

On and from October 1, 2010 until and including March 31, 2011	$44,000

On and from October 1, 2010 until and including April 30, 2011	$50,000

On and from October 1, 2010 until and including May 31, 2011	$61,000

On and from October 1, 2010 until and including June 30, 2011	$75,000

On and from October 1, 2010 until and including July 31, 2011	$89,000

On and from October 1, 2010 until and including August 31, 2011	$99,000

On and from October 1, 2010 until and including September 30, 2011	$104,000

On and from November 1, 2010 until and including October 31, 2011	$107,000

On and from December 1, 2010 until and including November 30, 2011	$103,000

On and from January 1, 2011 until and including December 31, 2011	$100,000